UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: AUGUST 31

Date of reporting period: AUGUST 31, 2004

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds R E S E A R C H S E L E C T F U N D SM Annual Report August 31, 2004 Long-term growth of capital potential through a focused portfolio of U.S. equity investments asset management

Goldman Sachs Research Select FundSM NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS RESEARCH SELECT FUND

How Is the Goldman Sachs Research Select Fund Constructed?

Through this Fund, investors can access the best research ideas of the Goldman Sachs Value and Growth investment teams.

INVESTMENT OBJECTIVE

Long-term growth of capital by investing in a focused portfolio of U.S. equity investments.

CAPITALIZE ON THE BEST IDEAS IN VALUE AND GROWTH THROUGH A DIVERSIFIED PORTFOLIO

How Do We Construct the Fund?

Large- to Mid-Cap Value

- *150–200 stocks with improving earnings*

Large- to Mid-Cap Growth

- *150–200 stocks with sustainable growth prospects*

- Identify the optimal mix of companies, as well as sector and industry weights
- Monitor and understand total portfolio risk
- Professional and efficient portfolio rebalancing

RESEARCH SELECT FUND

- *40–60 stocks*

1

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Portfolio Results Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Research Select Fund during the one-year reporting period that ended August 31, 2004. Performance Review Over the one-year period that ended August 31, 2004 the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 12.04%, 11.23%, 11.23%, 12.39%, and 11.88%, respectively. These returns compare to the 11.46% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same period. The Fund performed in line with its benchmark during the reporting period. The portfolio was aided by strength in the Technology and Energy sectors. Conversely, several of the Fund’s Media holdings were weak and detracted from the relative return. The Fund’s Technology companies significantly outperformed the market and enhanced results. In particular, QUALCOMM, Inc., CDW Corp., and Activision, Inc. had strong performance over the past year. QUALCOMM announced that its earnings would be significantly higher than analysts’ estimates, attributable to soaring demand for cell phone chips. As the innovator of Code Division Multiple Access (CDMA) technology, the fastest growing wireless standard, QUALCOMM receives a royalty on the manufacturers’ selling price of every CDMA handset made. The Fund enjoyed superior returns from several Energy companies, including ConocoPhillips and Burlington Resources, Inc. The sustainability of high gas prices has driven the share price of these companies upward. In the case of Burlington Resources, we have been impressed by the management team’s increased focus on return on invested capital and use of free cash flow to benefit shareholders. The Fund’s businesses in the Media sector that are exposed to the radio market were weak, as analysts were disappointed by sluggish advertising growth. While the recent stock performance from Viacom, Inc. and Clear Channel Communications, Inc. is disappointing, we remain focused on their competitive advantages and long-term growth prospects. We believe Viacom is positioned at the center of the growing advertising industry with a leading group of cable networks, the well-positioned broadcast network, and top holdings in the 50 largest markets in radio and outdoor advertising.

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D On the positive side, many segments of Media not exposed to the radio market are performing well and being recognized by investors for their strong fundamentals and growth prospects. For example, Lamar Advertising Co., which was up sharply over the past year, is the largest independent outdoor advertising business in the U.S. The company focuses on owning outdoor advertising structures in mid/small-sized markets where it faces limited competition. The company is benefiting from its leadership position and continuing signs of strong growth in outdoor advertising. Portfolio Positioning The Research Select Fund is a U.S. large-cap portfolio that blends the “best ideas” from Goldman Sachs Asset Management’s Growth and Value Investment Teams. During the reporting period, these teams continued to utilize their disciplined investment process and global research network to seek compelling investment opportunities. Throughout the period, the Fund continued to be style neutral. Portfolio Highlights The Fund was flat with its benchmark during the reporting period. There were a number of holdings that enhanced results, including the following: The Procter & Gamble Co. — Procter has the #1 or #2 market share position in approximately 80% of its U.S. product categories. Management is instilling a focus on big brands, big countries, and big customers (retailers). The strategy is to continuously strengthen and innovate within the company’s traditional household product and everyday use product segments while aggressively growing the firm’s newer health and beauty businesses. Guidant Corp. — Guidant is a leading medical device company, specializing in the fast growing Cardiac Rhythm Management (CRM) and stent markets. Guidant is the only company among its competitors that has solid positions in both areas. While Guidant is several years away from selling its own drug-coated stent, it recently agreed to co-promote Johnson & Johnson’s drug-coated stent.

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Pfizer, Inc. — Pfizer is a leading pharmaceutical company with a diversified product portfolio. Pfizer has the most prolific pipeline in the industry and generated approximately $8 billion in free cash flow in 2003. It is presently a leader in key therapeutic categories such as cardiovascular, central nervous system, endocrine/metabolic/hormones, and infectious diseases. Pfizer is known as the marketer of choice due to its impressive sales force. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth and Value Investment Teams New York, September 22, 2004 Sector Allocation (Percentage of Portfolio) as of 8/31/04 The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding repurchase agreements, securities lending collateral and cash). This Sector Allocation chart is provided for your reference. This new information has been included in response to recent rule and form amendments made by the Securities and Exchange Commission.

G O L D M A N S A C H S R E S E A R C H S E L E C T F U N D Fund Basics as of August 31, 2004 Assets Under Management P E R F O R M A N C E R E V I E W Fund Total Return $246.1 Million September 1, 2003–August 31, 2004 (based on NAV)1 S&P 500 Index2 Class A 12.04% 11.46% Class B 11.23 11.46 Number of Holdings Class C 11.23 11.46 Institutional 12.39 11.46 51 Service 11.88 11.46 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. N A S D A Q S Y M B O L S 2The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. Class A Shares S T A N D A R D I Z E D T O T A L R E T U R N S 3 GSRAX For the period ended 6/30/04 Class A Class B Class C Institutional Service One Year 12.18% 12.81% 16.81% 19.00% 18.55% Class B Shares Since Inception -11.24 -11.09 -10.64 -9.65 -10.06 (6/19/00) GSRBX 3The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class Class C Shares B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. GSRCX Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the Institutional Shares above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the GSRIX redemption of Fund shares. T O P 1 0 H O L D I N G S A S O F 8 / 3 1 / 0 4 4 Service Shares Holding % of Total Net Assets Line of Business ConocoPhillips 3.9% Oil & Gas GSRSX Microsoft Corp. 3.6 Computer Software Pfizer, Inc. 3.5 Drugs & Medicine Bank of America Corp. 3.4 Banks Burlington Resources, Inc. 3.3 Oil & Gas Tyco International Ltd. 3.2 Electrical Equipment Citigroup, Inc. 3.0 Banks PepsiCo, Inc. 2.9 Beverages Fannie Mae 2.8 Financials QUALCOMM, Inc. 2.7 Semiconductors 4The top 10 holdings may not be representative of the Fund’s future investments.

 GOLDMAN SACHS RESEARCH SELECT FUND

Performance Summary

August 31, 2004

The following graph shows the value, as of August 31, 2004, of a $10,000 investment made on June 19, 2000 (commencement of operations) in Class B Shares (with the applicable maximum contingent deferred sales charges of 5% declining to 0% after six years) of the Goldman Sachs Research Select Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Institutional and Service Shares will vary from Class B due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Research Select Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested June 19, 2000 to August 31, 2004.

Average Annual Total Return through August 31, 2004	Since Inception	One Year

Class A (commenced June 19, 2000)
Excluding sales charges	-10.30%	12.04%
Including sales charges	-11.50%	5.85%

Class B (commenced June 19, 2000)
Excluding contingent deferred sales charges	-10.95%	11.23%
Including contingent deferred sales charges	-11.38%	6.23%

Class C (commenced June 19, 2000)
Excluding contingent deferred sales charges	-10.95%	11.23%
Including contingent deferred sales charges	-10.95%	10.23%

Institutional Class (commenced June 19, 2000)	-9.94%	12.39%

Service Class (commenced June 19, 2000)	-10.37%	11.88%

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments

August 31, 2004

Shares	Description	Value
Common Stocks – 99.3%

Aerospace & Defense – 1.1%
28,455	General Dynamics Corp.	$2,778,346

Auto Parts & Related – 2.2%
90,200	Eaton Corp.	5,443,570

Banks – 11.1%
186,250	Bank of America Corp.	8,377,525
156,350	Citigroup, Inc.	7,282,783
143,828	J.P. Morgan Chase & Co.	5,692,712
190,450	KeyCorp	5,970,608

		27,323,628

Beverages – 2.9%
140,100	PepsiCo, Inc.	7,005,000

Broadcasting & Cable – 4.2%
150,600	Clear Channel Communications, Inc.	5,046,606
161,400	Univision Communications, Inc.*	5,326,200

		10,372,806

Commercial Services – 2.4%
76,500	The McGraw-Hill Companies, Inc.	5,793,345

Computer Hardware – 3.7%
57,265	CDW Corp.	3,350,002
167,200	Dell, Inc.*	5,825,248

		9,175,250

Computer Services – 2.8%
138,900	First Data Corp.	5,868,525
43,000	Sabre Holdings Corp.	989,000

		6,857,525

Computer Software – 6.8%
296,810	Activision, Inc.*	4,271,096
76,000	Electronic Arts, Inc.*	3,783,280
320,900	Microsoft Corp.	8,760,570

		16,814,946

Consumer Services – 2.0%
228,900	Cendant Corp.	4,951,107

Drugs & Medicine – 5.7%
266,300	Pfizer, Inc.	8,700,021
143,700	Wyeth	5,255,109

		13,955,130

Electrical Equipment – 3.2%
248,700	Tyco International Ltd.	7,789,284

Electric Utilities – 2.0%
136,200	Exelon Corp.	5,018,970

Financials – 7.4%
153,060	Countrywide Financial Corp.	5,441,283
93,800	Fannie Mae	6,983,410
100,800	MBNA Corp.	2,433,312
360,200	The Charles Schwab Corp.	3,403,890

		18,261,895

Foods – 3.5%
94,750	Monsanto Co.	3,467,850
84,700	Wm. Wrigley Jr. Co.	5,253,941

		8,721,791

Gaming/ Lodging – 1.6%
81,800	Harrah’s Entertainment, Inc.	3,941,942

Health Care Services – 1.7%
144,900	Caremark Rx, Inc.*	4,158,630

Household/ Personal Care – 4.4%
55,625	Avon Products, Inc.	2,457,512
101,500	Colgate-Palmolive Co.	5,481,000
51,675	The Procter & Gamble Co.	2,892,250

		10,830,762

Insurance – 4.1%
103,990	RenaissanceRe Holdings Ltd.	5,003,999
71,065	XL Capital Ltd.	4,988,763

		9,992,762

Medical Products – 2.8%
135,795	Baxter International, Inc.	4,147,179
47,100	Guidant Corp.	2,816,580

		6,963,759

Movies & Entertainment – 4.6%
65,300	Fox Entertainment Group, Inc.*	1,772,242
240,700	Time Warner, Inc.*	3,935,445
169,500	Viacom, Inc. Class B	5,646,045

		11,353,732

Networking Telecom Equipment – 1.3%
874,125	Nortel Networks Corp.*	3,286,710

Oil & Gas – 7.2%
224,356	Burlington Resources, Inc.	8,128,418
128,075	ConocoPhillips	9,532,622

		17,661,040

Publishing – 1.2%
65,050	Lamar Advertising Co.*	2,842,035

Retailing – 5.2%
78,700	Family Dollar Stores, Inc.	2,081,615
57,000	Lowe’s Companies, Inc.	2,832,900
98,650	The Home Depot, Inc.	3,606,644
81,200	Wal-Mart Stores, Inc.	4,276,804

		12,797,963

Semiconductors – 2.7%
176,500	QUALCOMM, Inc.	6,715,825

Tobacco – 1.5%
72,940	Altria Group, Inc.	3,570,413

TOTAL COMMON STOCKS
(Cost $205,555,798)		$244,378,166

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments (continued)
August 31, 2004

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.8%

Joint Repurchase Agreement Account II^
$2,000,000	1.60%	09/01/2004	$2,000,000
Maturity Value: $2,000,089

TOTAL REPURCHASE AGREEMENT
(Cost $2,000,000)			2,000,000

TOTAL INVESTMENTS — 100.1%
(Cost $207,555,798)			$246,378,166

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 31, 2004.

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At August 31, 2004, the Research Select Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $2,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,750,000,000	1.60%	09/01/2004	$1,750,077,778

Barclays Capital LLC	100,000,000	1.55	09/01/2004	100,004,306

Barclays Capital LLC	750,000,000	1.59	09/01/2004	750,033,125

Citigroup Global Markets	1,000,000,000	1.60	09/01/2004	1,000,044,444

Credit Suisse First Boston Corp	1,007,900,000	1.60	09/01/2004	1,007,944,795

Greenwich Capital Markets	400,000,000	1.60	09/01/2004	400,017,778

J.P. Morgan Chase & Co.	550,000,000	1.60	09/01/2004	550,024,444

Morgan Stanley	1,000,000,000	1.59	09/01/2004	1,000,044,167

UBS LLC	750,000,000	1.59	09/01/2004	750,033,125

Westdeutsche Landesbank AG	600,000,000	1.60	09/01/2004	600,026,667

TOTAL	$7,907,900,000			$7,908,250,629

At August 31, 2004, Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 10.50%, due 09/20/2004 to 01/01/2022; Federal Home Loan Mortgage Association, 0.00% to 7.50%, due 09/07/2004 to 09/01/2034; Federal National Mortgage Association, 0.00% to 10.50%, due 11/04/2004 to 09/01/2034; Student Loan Marketing Association, 2.00% to 5.85%, due 03/15/2005 to 06/01/2007 and Tennessee Valley Authority, 5.625% to 6.79%, due 01/18/2011 to 03/15/2013.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Assets and Liabilities

August 31, 2004

Assets:

Investment in securities, at value (identified cost $207,555,798)	$246,378,166
Cash	10,009
Receivables:
Investment securities sold	1,273,426
Dividends and interest	371,440
Reimbursement from investment adviser	31,556
Fund shares sold	21,402
Other assets	1,423

Total assets	248,087,422

Liabilities:

Payables:
Investment securities purchased	840,870
Fund shares repurchased	630,026
Amounts owed to affiliates	401,692
Accrued expenses	95,395

Total liabilities	1,967,983

Net Assets:

Paid-in capital	660,098,117
Accumulated net realized loss on investment and futures transactions	(452,801,046)
Net unrealized gain on investments	38,822,368

NET ASSETS	$246,119,439

Net asset value, offering and redemption price per share:(a)
Class A	$6.33
Class B	$6.14
Class C	$6.14
Institutional	$6.44
Service	$6.31

Shares outstanding:
Class A	13,245,540
Class B	18,737,261
Class C	7,252,489
Institutional	409,710
Service	2,262

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	39,647,262

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $6.70. At redemption, Class B and C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Operations

For the Year Ended August 31, 2004

Investment income:

Dividends	$3,899,062
Interest (Including securities lending income of $4,517)	33,449

Total income	3,932,511

Expenses:

Management fees	2,819,156
Distribution and Service fees(a)	2,065,803
Transfer Agent fees(b)	531,377
Custody and accounting fees	103,066
Registration fees	63,372
Printing fees	59,044
Professional fees	41,963
Trustee fees	12,716
Service Share fees	70
Other	73,543

Total expenses	5,770,110

Less — expense reductions	(173,855)

Net expenses	5,596,255

NET INVESTMENT LOSS	(1,663,744)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions	49,530,013
Net change in unrealized gain (loss) on investments	(15,349,960)

Net realized and unrealized gain on investment transactions	34,180,053

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,516,309

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $241,644, $1,292,248, and $531,911, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $183,650, $245,527, $101,063, $1,131 and $6, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	August 31, 2004	August 31, 2003

From operations:

Net investment loss	$(1,663,744)	$(2,587,934)
Net realized gain (loss) from investment and futures transactions	49,530,013	(50,865,618)
Net change in unrealized gain (loss) on investments and futures	(15,349,960)	87,754,632

Net increase in net assets resulting from operations	32,516,309	34,301,080

From share transactions:

Proceeds from sales of shares	4,795,104	8,698,371
Cost of shares repurchased	(94,156,889)	(106,831,332)

Net decrease in net assets resulting from share transactions	(89,361,785)	(98,132,961)

TOTAL DECREASE	(56,845,476)	(63,831,881)

Net assets:

Beginning of year	302,964,915	366,796,796

End of year	$246,119,439	$302,964,915

Accumulated undistributed net investment income	$—	$34,920

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements

August 31, 2004

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (“the Act”) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans.

D. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they traded. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.
     At August 31, 2004, the Fund did not have any open futures contracts.

G. Repurchase Agreements — Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, Service Share fees, interest and brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.064% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended August 31, 2004, GSAM reimbursed approximately $173,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2004, custody fees were reduced by approximately $1,000 under such arrangements.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
August 31, 2004

3. AGREEMENTS (continued)
account maintenance services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Class B or Class C Shares.
     Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. For the year ended August 31, 2004, Goldman Sachs has advised the Fund that it retained approximately $5,900 and $400 from Class A and Class B Shares, respectively, and did not retain any amounts from Class C shares.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount up to, on an annual basis 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the year ended August 31, 2004, the amounts owed to affiliates were approximately $209,000, $153,000 and $39,000 for Management, Distribution and Service and Transfer Agent fees.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2004, were $113,190,326 and $203,392,343, respectively.
     For the year ended August 31, 2004, Goldman Sachs earned approximately $24,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through its securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the year ended August 31, 2004 is reported parenthetically on the Statement of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     As of August 31, 2004, there were no outstanding securities on loan. For the year ended August 31, 2004, BGA earned approximately $800 in fees as securities lending agent.

GOLDMAN SACHS RESEARCH SELECT FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 300% (400% prior to May 26, 2004) of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires the Fund to pay a fee based on the amount of the commitment that has not been utilized. During the year ended August 31, 2004, the Fund did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of August 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward:
Expiring 2010	$(219,759,020)
Expiring 2011	(230,211,382)

Total capital loss carryforward	(449,970,402)
Unrealized gains — net	35,991,724

Total accumulated losses — net	$(413,978,678)

At August 31, 2004, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

Tax Cost	$210,386,442

Gross unrealized gain	37,958,131
Gross unrealized loss	(1,966,407)

Net unrealized security gain	$35,991,724

The difference between book-basis and tax-basis unrealized gains is attributable primarily to wash sales.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements (continued)
August 31, 2004

8. CERTAIN RECLASSIFICATIONS

In order to account for permanent book/tax differences, the Fund has reclassified $1,629,454 from paid in capital to accumulated net investment loss. This reclassification has no impact on the net asset of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses.

9. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The actions allege violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaints allege, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

10. SUBSEQUENT EVENT

On September 22, 2004, Goldman Sachs, as Transfer Agent, has voluntarily determined to make a payment to the Goldman Sachs Trust of approximately $683,000 of which approximately $13,000 is to be paid to the Fund related to certain earnings credits that reduce transfer agent fees. This amount will be allocated to Class A, Class B and Class C shares of each fund of the Goldman Sachs Trust.

GOLDMAN SACHS RESEARCH SELECT FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	August 31, 2004		August 31, 2003

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	407,111	$2,479,659	617,391	$3,145,550
Shares converted from Class B(a)	6,412	41,612
Shares repurchased	(5,516,446)	(34,051,917)	(8,289,690)	(41,316,307)

	(5,102,923)	(31,530,646)	(7,672,299)	(38,170,757)

Class B Shares
Shares sold	236,355	1,423,760	646,179	3,262,177
Shares Converted to Class A(a)	(6,605)	(41,612)
Shares repurchased	(6,147,488)	(36,800,552)	(7,275,581)	(35,588,592)

	(5,917,738)	(35,418,404)	(6,629,402)	(32,326,415)

Class C Shares
Shares sold	131,510	787,620	454,121	2,232,041
Shares repurchased	(3,794,401)	(22,690,531)	(5,523,721)	(27,075,456)

	(3,662,891)	(21,902,911)	(5,069,600)	(24,843,415)

Institutional Shares
Shares sold	17,061	104,065	11,487	58,603
Shares repurchased	(98,037)	(613,889)	(559,052)	(2,850,977)

	(80,976)	(509,824)	(547,565)	(2,792,374)

NET DECREASE	(14,764,528)	$(89,361,785)	(19,918,866)	$(98,132,961)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

 GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end	Total
	of period	income (loss)(c)	gain (loss)	operations	of period	return(a)

FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	$5.65	$(0.01)	$0.69	$0.68	$6.33	12.04%
2004 - Class B Shares	5.52	(0.05)	0.67	0.62	6.14	11.23
2004 - Class C Shares	5.52	(0.05)	0.67	0.62	6.14	11.23
2004 - Institutional Shares	5.73	0.02	0.69	0.71	6.44	12.39
2004 - Service Shares	5.64	(0.01)	0.68	0.67	6.31	11.88

2003 - Class A Shares	4.99	(0.02)	0.68	0.66	5.65	13.23
2003 - Class B Shares	4.90	(0.05)	0.67	0.62	5.52	12.65
2003 - Class C Shares	4.91	(0.05)	0.66	0.61	5.52	12.42
2003 - Institutional Shares	5.03	— (d)	0.70	0.70	5.73	13.92
2003 - Service Shares	4.98	(0.02)	0.68	0.66	5.64	13.25

2002 - Class A Shares	7.07	(0.04)	(2.04)	(2.08)	4.99	(29.42)
2002 - Class B Shares	7.01	(0.08)	(2.03)	(2.11)	4.90	(30.10)
2002 - Class C Shares	7.02	(0.08)	(2.03)	(2.11)	4.91	(30.06)
2002 - Institutional Shares	7.11	(0.01)	(2.07)	(2.08)	5.03	(29.25)
2002 - Service Shares	7.07	(0.04)	(2.05)	(2.09)	4.98	(29.56)

2001 - Class A Shares	10.77	(0.06)	(3.64)	(3.70)	7.07	(34.35)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)	7.01	(34.85)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)	7.02	(34.82)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)	7.11	(34.04)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)	7.07	(34.35)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77	10.77	7.70
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76	10.76	7.60
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77	10.77	7.70
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78	10.78	7.80
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78	10.78	7.70

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of total		net investment
end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$83,908	1.50%		(0.11)%		1.57%		(0.18)%		41%
115,016	2.25		(0.86)		2.32		(0.93)		41
44,543	2.25		(0.86)		2.32		(0.93)		41
2,638	1.10		0.29		1.17		0.22		41
14	1.60		(0.20)		1.67		(0.27)		41

103,749	1.52		(0.35)		1.58		(0.41)		121
136,103	2.27		(1.10)		2.33		(1.16)		121
60,290	2.27		(1.10)		2.33		(1.16)		121
2,810	1.12		0.04		1.18		(0.02)		121
13	1.62		(0.43)		1.68		(0.49)		121

129,737	1.51		(0.57)		1.54		(0.60)		107
153,395	2.26		(1.32)		2.29		(1.35)		107
78,434	2.26		(1.32)		2.29		(1.35)		107
5,220	1.11		(0.18)		1.14		(0.21)		107
11	1.61		(0.66)		1.64		(0.69)		107

304,677	1.50		(0.73)		1.53		(0.76)		171
303,539	2.25		(1.48)		2.28		(1.51)		171
169,576	2.25		(1.48)		2.28		(1.51)		171
17,077	1.10		(0.32)		1.13		(0.35)		171
13	1.60		(0.91)		1.63		(0.94)		171

217,861	1.50	(b)	(1.04	)(b)	2.05	(b)	(1.59	)(b)	5
201,437	2.25	(b)	(1.79	)(b)	2.80	(b)	(2.34	)(b)	5
96,393	2.25	(b)	(1.78	)(b)	2.80	(b)	(2.33	)(b)	5
12,677	1.10	(b)	(0.50	)(b)	1.65	(b)	(1.05	)(b)	5
12	1.60	(b)	(1.13	)(b)	2.15	(b)	(1.68	)(b)	5

 GOLDMAN SACHS RESEARCH SELECT FUND

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Goldman Sachs Trust — Research Select Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Research Select Fund (the “fund”), one of the portfolios constituting the Goldman Sachs Trust, at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 27, 2004

Fund Expenses (Unaudited) — Six Month Period Ended August 31, 2004

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2004 through August 31, 2004.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended
Share Class	3/1/04	8/31/04		8/31/04*

Class A
Actual	$1,000.00	$989.10		$7.52
Hypothetical (5% return before expenses)	1,000.00	1,017.58	+	7.63

Class B
Actual	1,000.00	987.10		11.26
Hypothetical (5% return before expenses)	1,000.00	1,013.80	+	11.41

Class C
Actual	1,000.00	985.60		11.25
Hypothetical (5% return before expenses)	1,000.00	1,013.81	+	11.41

Institutional
Actual	1,000.00	993.80		5.53
Hypothetical (5% return before expenses)	1,000.00	1,019.59	+	5.61

Service
Actual	1,000.00	989.00		8.02
Hypothetical (5% return before expenses)	1,000.00	1,017.03	+	8.13

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/04. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the financial highlights. The expense ratios for the period were 1.50%, 2.25%, 2.25%, 1.10% and 1.60% for Class A, Class B, Class C, Institutional Class and Service Class, respectively.

+ Hypothetical expenses are based on the Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Trustees and Officers (Unaudited)

Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 43	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	63	None
President	Since 2002	Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (2002- Present) (registered investment companies).

			Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2004, the Trust consisted of 57 portfolios, including the Fund described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
Name, Age And Address

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies).

President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary—Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee—Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer—Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $406.0 billion in assets under management as of June 30, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S O F F I C E R S Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard
P. Strubel Kaysie P. Uniacke G O L D M A N , S AC H S & CO. G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P.
Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund. Holdings are as of August 31, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. The Fund is subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant. Goldman, Sachs & Co. is the distributor of the Fund. Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: October 29, 2004 / 04-1435 RESAR / 30.3K / 10-04

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). The Code of Ethics is attached hereto as Exhibit 10(a)(1).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Goldman Sachs Trust: The accountant fees below reflect the aggregate fees billed to all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

Table 1 – Items 4(a) – 4(d)

	2004	2003	Description of Services Rendered
Audit Fees:
•PricewaterhouseCoopers LLP	$701,500	$668,000	Financial statement audits
(“PwC”)
•Ernst & Young LLP (“E&Y”)	$372,500	$214,000	Financial statement audits
Audit-Related Fees:
•PwC	$198,800	$138,500	Other attest services
•E&Y	$0	$0
Tax Fees:
•PwC	$175,900	$175,900	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant’s tax returns
•E&Y	$75,650	$57,800	Tax compliance services provided
			in connection with the
			preparation and review of the
			registrant's tax returns
All Other Fees:
•E&Y	$10,000	$0	Research and discussion on
			amortization methodologies

Items 4(b)(c) & (d) Table 2. Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Goldman Sachs Trust’s Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2004	2003	Description of Services Rendered
Audit-Related Fees:
•PwC	$683,000	$524,000	Internal control review
			performed in accordance with
			Statement on Auditing Standards
			No. 70.
•E&Y	$0	$0
Tax Fees:
•PwC	$0	$0
•E&Y	$0	$0
All Other Fees:
•PwC	$16,000	$0	Review of form N-14 for
			purposes of consent issuance
•E&Y	$14,000	$0	Review of fund merger
			documents; represents access to
			an on-line accounting reference
			tool for certain employees of
			the Trust’s distributor.

*	These include the adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – $58,000 of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Goldman Sachs Trust’s service affiliates listed in Table 2 were approved by the Trust’s audit committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the 12 months ended [August 31, 2004 and August 31, 2003] were approximately $374,700 and $314,400, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended November 28, 2003 and November 29, 2002 were approximately $5.5 million and $8.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by E&Y for the 12 months ended August 31, 2004 and August 31, 2003 were approximately $85,650 and $57,800, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by E&Y for non-audit services for the twelve months ended December 31, 2003 and December 31, 2002 were approximately $30.9 million and $15.4 million, respectively. The 2003 amount includes fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) – GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Trust

Date: November 8, 2004

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Trust

Date: November 8, 2004